UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 22, 2005
                        (Date of Earliest Event Reported)

                                  m-Wise, Inc.
             (Exact name of Registrant as specified in its charter)


           Delaware                      333-106160              11-3536906
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                3 Sapir Street, Herzelyah, Pituach, Israel 46852
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code:+972-9-9611212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 22, 2005, m-Wise, Inc. (the "Company") entered into a Termination and Release Agreement (the "Agreement") with Syntek capital AG ("Syntek"). The Company had issued a promissory note dated July 22, 2002 (the "Note") in favor of Syntek. Pursuant to the Agreement, Syntek agreed to accept shares of common stock and warrants in exchange for the cancellation of the Note and an extinguishments of all other obligations other than as set forth in the Agreement, which had a balance of $967,787 as of December 22, 2005. The Company issued Syntek an aggregate of 5,561,994 shares of its common stock and warrants to purchase 5,263,158 shares shares of its Common stock at $.19 per shares for a period of three years. The 5,561,994 shares were calculated based on a share price of $.17 per share, which was the weighted average closing price for the 30 trading days prior to December 22, 2005. The Agreement further provides that in the event that the Company does not consummate an acquisition with a targeted company in the business of developing network platforms for corporations, cellular carriers and wireless application service providers prior to February 28, 2006, the Company will be obligated to issue Syntek an additional 638,230 shares of common stock.

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         The Company issued Syntek an aggregate of 5,561,994 shares of its common stock and warrants to purchase 5,263,158 shares shares of its Common stock at $.19 per shares for a period of three years. The 5,561,994 shares were calculated based on a share price of $.17 per share, which was the weighted average closing price for the 30 trading days prior to December 22, 2005.

         The issuance was made pursuant to the exemption under Section 4(2) of the Securities Act of 1933, as amended.


                           FORWARD -LOOKING STATEMENTS


         This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the companies, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number   Description
--------------   -----------

(a) 10.1 Termination and Settlement Agreement between the Company and Syntek Capital AG dated December 22, 2005.

(b) 10.2         Warrant dated December 22, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                m-WISE, INC.



                                                /s/ Shay Ben-Asulin
                                                -------------------
                                                Shay Ben-Asulin
                                                Chief Executive Officer

January 13, 2006